_________________________________________________________________

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


              Date of Report (Date of earliest Event
                   Reported): February 28, 2000


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of February 28, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1)


             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
      (Exact name of registrant as specified in its charter)


  Delaware                          333-91561               41-1955181
----------------------------        ---------               ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
        ----------------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
       _________________________________________________________________


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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------
(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

                          4.3  Servicing Agreement dated as of
                          February 28, 2000 among GMAC Mortgage
                          Corporation, as servicer, the GMACM Home
                          Equity Loan Trust 2000-HE1, as issuer,
                          and Norwest Bank Minnesota, National
                          Association, as indenture trustee.

                          4.4  Trust Agreement dated as of
                          February 28, 2000 between Residential
                          Asset Mortgage Products, Inc., as
                          depositor, and Wilmington Trust Company, as owner trustee.

                          4.5  Indenture dated as of February 28,
                          2000 between the GMACM Home Equity Loan
                          Trust 2000-HE1, as issuer, and Norwest
                          Bank Minnesota, National Association, as indenture trustee.

                          10.1 Mortgage Loan Purchase Agreement
                          dated as of February 28, 2000 among GMAC
                          Mortgage Corporation, as seller,
                          Residential Asset Mortgage Products,
                          Inc., as purchaser, GMACM Home Equity
                          Loan Trust 2000-HE1, as issuer, and
                          Norwest Bank Minnesota, National
                          Association, as indenture trustee.

                          10.2 Note Guaranty Insurance Policy
                          issued by MBIA Insurance Corporation
                          relating to GMACM Home Equity
                          Loan-Backed Term Notes, Series 2000-HE1
                          and GMACM Home Equity Loan-Backed
                          Variable Funding Notes.






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

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE
                               PRODUCTS, INC.



                               By: /s/ Patricia C. Taylor
                                   ----------------------
                                    Patricia C. Taylor
                                    Vice President


Dated:  March 14, 2000

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

                           Exhibit Index


Exhibit Number            Description
--------------            -----------

  4.3                     Servicing Agreement dated as of February
                          28, 2000 among GMAC Mortgage
                          Corporation, as servicer, the GMACM Home
                          Equity Loan Trust 2000-HE1, as issuer,
                          and Norwest Bank Minnesota, National
                          Association, as indenture trustee.

 4.4 Trust Agreement dated as of February 28, 2000 between Residential Asset Mortgage
                          Products, Inc., as depositor, and
                          Wilmington Trust Company, as owner
                          trustee.

 4.5 Indenture dated as of February 28, 2000 between the GMACM Home Equity Loan Trust 2000-HE1, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

 10.1 Mortgage Loan Purchase Agreement dated as of February 28, 2000 among GMAC Mortgage Corporation, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2000-HE1, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

 10.2 Note Guaranty Insurance Policy issued by MBIA Insurance Corporation relating to GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1 and GMACM Home Equity Loan-Backed Variable Funding Notes.






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